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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 30, 2003 (July 30, 2003)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of incorporation)


            1-9020                                         76-1440714
    (Commission File Number)                              (IRS Employer
                                                        Identification No.)


       400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a.       Financial Statement of Business Acquired

         None.

b.       Pro Forma Financial Information

         None.

c.       Exhibits

99.1     Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 30, 2003, PetroQuest Energy, Inc. (the "Company") issued a press release announcing financial results for its second fiscal quarter ended June 30, 2003. A copy of the press release announcing the results is filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 2003               PETROQUEST ENERGY, INC.


                                  By: /s/ Daniel G. Fournerat
                                      ------------------------------------
                                      Daniel G. Fournerat
                                      Senior Vice President, General Counsel
                                      and Secretary


                                       2

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                               INDEX TO EXHIBIT


EXHIBIT NUMBER              DESCRIPTION
--------------              -----------

     99.1                   PRESS RELEASE